UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2025

Agriculture & Natural Solutions Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41861	98-1591619
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

712 Fifth Avenue, 36th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	ANSCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ANSC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ANSCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2025, Agriculture & Natural Solutions Acquisition Corporation, a Cayman Islands exempted company (the “Company”) issued a non-interest bearing, unsecured promissory note to Agriculture & Natural Solutions Acquisition Warrant Holdings LLC, a Delaware limited liability company (“Warrant Holdings Sponsor”) and an affiliate of Agriculture & Natural Solutions Acquisition Sponsor LLC, our sponsor, in the principal amount of up to $7,901,336.88 (the “Note”) in connection with the Extension (as defined below). Pursuant to the Note, Warrant Holdings Sponsor will deposit $658,444.74 into the Trust Fund (as defined in the Company’s amended and restated memorandum and articles of association (as amended, the “Amended Articles”)) beginning on November 13, 2025 and on the thirteenth day of each month thereafter (or if such day is not a business day, on the business day immediately preceding such day) until the earliest of: (a) the consummation of the Business Combination (as defined in the Amended Articles), (b) the expiration of the Completion Window (as defined in the Amended Articles) or (c) the voluntary dissolution and liquidation of the Company as determined by the Company’s board of directors (the “Board”).

If the Company consummates a Business Combination, the Note may be repaid, at Warrant Holdings Sponsor’s discretion, (a) in cash (including out of the proceeds of the Trust Fund released to the Company), (b) by converting all or a portion of the amount loaned under the Note into warrants for $1.00 per warrant, which warrants will be identical to the warrants issued by the Company in a private placement in connection with the Company’s initial public offering (the “IPO”), or (c) with a combination thereof. If the Company does not consummate a Business Combination within the Completion Window, the Company will not repay the amount loaned under the Note until 100% of the Public Shares (as defined in the Amended Articles) have been redeemed and only in connection with the liquidation of the Company and to the extent funds are available outside of the Trust Fund.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated by reference in this Item 3.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by the Company’s shareholders at the extraordinary general meeting held on November 10, 2025 (the “Meeting”), the Company filed its Amended Articles with the Registrar of Companies in the Cayman Islands on November 11, 2025 in order to implement the Extension Amendment Proposal (as defined below).

The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 10, 2025, the Company convened the Meeting. At the Meeting, the Company’s shareholders voted on the Extension Amendment Proposal (as defined below), which is described in greater detail in the definitive proxy statement on Schedule 14A (File No. 001-41861), filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on October 10, 2025, as supplemented by the proxy supplement, filed with the SEC on October 14, 2025.

There were 34,500,000 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and 8,625,000 Class B ordinary shares, par value $0.0001 per share (collectively with the Class A Ordinary Shares, the “Ordinary Shares”), issued and outstanding at the close of business on September 23, 2025, the record date (the “Record Date”) for the Meeting. At the Meeting, there were 35,155,844 Ordinary Shares present in person (virtually) or by proxy (which includes presence at the Meeting), representing approximately 81.52% of the voting power of the Company’s total outstanding Ordinary Shares entitled to vote at the Meeting. Each shareholder was entitled to one vote for each Ordinary Share held as of the Record Date.

A summary of the voting results for the proposal is set forth below.

Proposal No. 1 – The Extension Amendment Proposal

The shareholders approved and adopted a proposal to approve by special resolution an amendment and restatement of the Company’s then effective amended and restated memorandum and articles of association (the “Prior Articles”) to (i) extend (the “Extension”) the date by which the Company must consummate a Business Combination from November 13, 2025 (or twenty four (24) months after the closing date of the IPO) to the earlier of (a) November 13, 2026 (or 36 months after the closing date of the IPO) and (b) 30 days after the date Warrant Holdings Sponsor fails to timely deposit additional funds in the Trust Fund and (ii) make certain other non-substantive changes to the Prior Articles that the Board deems appropriate (such proposal, the “Extension Amendment Proposal”).

The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,082,643	4,916,135	100	N/A

Item 8.01. Other Events.

Shareholders holding 1,577,763 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Fund. As a result, approximately $17.4 million (or approximately $11.01 per share) will be removed from the Trust Fund to pay such holders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Memorandum and Articles of Association.
10.1	Promissory Note, dated as of November 10, 2025, issued by the Company to Warrant Holdings Sponsor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agriculture & Natural Solutions Acquisition Corporation

Date: November 12, 2025	By:	/s/ Thomas Smith
	Name:	Thomas Smith
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary